UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported):  April 13, 2007

SOUTHRIDGE TECHNOLOGY GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-130599	10-0002110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9446 Dunloggin Road Ellicott City, Maryland	21042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 661-0708

     90 Grove Street, Ridgefield, CT  06877

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of

Certain Officers; Compensatory Arrangements of Certain Officers.

On April 13, 2007, (i) Joseph M. Garzi resigned as our sole officer and director and (ii) Andrew Uribe was appointed as our sole officer and director, holding the position of president, treasurer, secretary and director. Mr. Uribe’s biography is provided below.

Andrew Uribe, 50, became our sole officer and director on April 13, 2007. Mr. Uribe is also the president of Emys Salsa Aji Distribution Company, Inc., a manufacturer and distributor of Southwestern themed food products. Mr. Uribe is also a Spanish language interpreter for FIRN. Since 2003, Mr. Uribe has been an adjunct instructor in clinical forensics at Anne Arundel Community College and from March 2000 until December 2004, Mr. Uribe was a chemist for the U.S. Department of Defense.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHRIDGE TECHNOLOGY GROUP, INC.

Dated: April 19, 2007

By:/s/ Andrew Uribe

Name:  Andrew Uribe

Title:  President

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